Equity Method Investments	6 Months Ended
Jun. 30, 2012
Equity Method Investments [Abstract]
Equity Method Investments
13.	Equity Method Investments

On February 28, 2012, a joint venture between the Partnership and Marubeni Corporation (or Teekay LNG-Marubeni Joint Venture) acquired a 100% interest in six LNG carriers (or the MALT LNG Carriers) from Denmark-based A.P. Moller-Maersk A/S for approximately $1.3 billion. The Teekay LNG-Marubeni Joint Venture financed this acquisition with $1.06 billion from secured loan facilities and $266 million from equity contributions from the Partnership and Marubeni Corporation. The Partnership has agreed to guarantee its 52% share of the secured loan facilities of the Teekay LNG-Marubeni Joint Venture and as a result, deposited $30 million in a restricted cash account as security for the debt within the Teekay LNG-Marubeni Joint Venture and recorded a guarantee liability of $1.4 million. The carrying value of the guarantee liability as at June 30, 2012, was $1.1 million and is included as part of other long-term liabilities in the Partnership’s consolidated balance sheets. The recognition of the guarantee liability in 2012 was treated as a non-cash transaction in the Partnership’s consolidated statements of cash flows. The Partnership has a 52% economic interest in the Teekay LNG-Marubeni Joint Venture and consequently its share of the equity contribution was $138.2 million. The Partnership also contributed an additional $5.8 million for its share of legal and financing costs and recorded the $7.0 million acquisition fee paid to Teekay Corporation as part of the investment (see Note 9e). The Partnership financed this equity contribution by borrowing under its existing credit facilities.

This jointly-controlled entity is accounted for using the equity method. The excess of the Partnership’s investment in the Teekay LNG-Marubeni Joint Venture over the book value of net assets acquired, which amounted to approximately $303 million, has been accounted for as an increase to the carrying value of the vessels and out-of-the-money charters of the Teekay LNG-Marubeni Joint Venture, in accordance with the preliminary purchase price allocation.